UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 2/28/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

	Shares	Value
Common Stocks—96.3%
Consumer Discretionary—22.1%
Auto Components—4.3%
Continental AG	1,715,842	$348,505,412
Koito Manufacturing Co. Ltd.	4,528,700	233,571,847
Valeo SA	6,699,213	412,019,584
		994,096,843

Automobiles—2.0%
Bayerische Motoren Werke AG	1,585,399	141,869,700
Hero MotoCorp Ltd.	6,968,670	327,299,330
		469,169,030

Diversified Consumer Services—0.7%
Dignity plc[1]	4,756,330	153,281,214

Hotels, Restaurants & Leisure—3.5%
Carnival Corp.	6,372,419	356,536,843
Domino’s Pizza Group plc[1]	49,301,541	234,980,464
Whitbread plc	3,500,609	166,211,492
William Hill plc[1]	18,609,157	60,953,327
		818,682,126

Household Durables—1.3%
SEB SA	2,321,877	305,796,164

Media—2.3%
ProSiebenSat.1 Media SE	5,021,216	201,550,809
SES SA, Cl. A, FDR	8,792,920	179,539,535
Technicolor SA1	33,477,250	140,181,051
		521,271,395

Multiline Retail—1.8%
Dollarama, Inc.[1]	5,430,044	418,148,547

Specialty Retail—0.8%
Industria de Diseno Textil SA	5,611,565	180,361,416

Textiles, Apparel & Luxury Goods—5.4%
Burberry Group plc	11,648,025	249,607,273
Cie Financiere Richemont SA	3,276,829	241,536,023
Hermes International	588,352	256,839,237
LVMH Moet Hennessy Louis Vuitton SE	1,272,210	255,505,558
Pandora AS	2,166,932	247,205,132
		1,250,693,223

	Shares	Value
Consumer Staples—11.7%
Beverages—3.1%
Anheuser-Busch InBev SA/NV	1,544,255	$168,918,362
Diageo plc	4,289,125	120,767,678
Heineken NV	3,462,830	286,067,077
Pernod Ricard SA	1,337,712	153,006,450
		728,759,567

Food & Staples Retailing—2.8%
Alimentation Couche-Tard, Inc., Cl. B	4,949,371	220,079,695
CP ALL PCL	127,614,000	219,197,240
SPAR Group Ltd. (The)[1]	14,569,545	198,312,039
		637,588,974

Food Products—3.9%
Barry Callebaut AG2	179,607	232,251,371
Danone SA	2,163,122	143,202,931
Saputo, Inc.	8,866,003	304,455,953
Unilever plc	4,960,538	235,115,641
		915,025,896

Household Products—1.1%
Reckitt Benckiser Group plc	2,764,653	250,471,964

Tobacco—0.8%
Swedish Match AB	5,841,788	181,779,362

Energy—1.8%
Energy Equipment & Services—1.0%
TechnipFMC plc[2]	6,814,696	219,797,339

Oil, Gas & Consumable Fuels—0.8%
Koninklijke Vopak NV	4,479,617	189,432,252

Financials—3.6%
Capital Markets—2.1%
NEX Group plc[1]	22,115,021	159,239,530
TP ICAP plc[1]	30,228,329	183,422,896
UBS Group AG	9,441,540	145,554,968
		488,217,394

Commercial Banks—0.5%
ICICI Bank Ltd., Sponsored ADR	15,806,350	129,612,070

Insurance—1.0%
Prudential plc	11,235,804	224,305,499

1        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care—11.0%
Biotechnology—2.5%
CSL Ltd.	3,368,400	$303,973,244
Grifols SA	12,012,415	262,890,178
		566,863,422

Health Care Equipment & Supplies—3.7%
Coloplast AS, Cl. B	3,387,862	238,946,119
Essilor International SA	2,147,238	246,003,119
Sonova Holding AG	1,485,032	195,070,648
William Demant Holding AS2	8,799,045	180,300,955
		860,320,841

Health Care Providers & Services—0.7%
Sonic Healthcare Ltd.	10,166,432	167,504,847

Life Sciences Tools & Services—1.3%
Lonza Group AG2	1,651,164	303,759,406

Pharmaceuticals—2.8%
Galenica AG	162,121	190,227,440
Novo Nordisk AS, Cl. B	5,960,690	211,105,033
Oxagen Ltd.[2]	214,287	2,659
Roche Holding AG	1,034,381	251,943,169
		653,278,301

Industrials—20.0%
Aerospace & Defense—1.4%
Airbus SE	4,359,743	320,364,397

Air Freight & Couriers—0.5%
Royal Mail plc	21,986,253	113,134,782

Commercial Services & Supplies—2.5%
Aggreko plc	5,526,622	72,329,254
Edenred	11,275,680	255,324,861
Prosegur Cia de Seguridad SA1	42,959,827	248,194,363
		575,848,478

Construction & Engineering—1.2%
Boskalis Westminster	4,934,188	179,890,854
CIMIC Group Ltd.	3,389,501	98,016,254
		277,907,108

Electrical Equipment—3.9%
ABB Ltd.[2]	4,627,392	104,741,694
Legrand SA	4,320,170	243,071,484
Nidec Corp.	3,753,070	350,653,370

	Shares	Value
Electrical Equipment (Continued)
Schneider Electric SE	2,923,280	$198,006,640
		896,473,188

Machinery—3.6%
Aalberts Industries NV1	8,824,559	304,551,968
Atlas Copco AB, Cl. A	9,076,973	296,756,163
Kubota Corp.	8,737,500	139,145,825
Weir Group plc (The)	3,965,287	92,702,739
		833,156,695

Professional Services—2.6%
Experian plc	12,297,261	243,364,482
Intertek Group plc	4,777,260	209,491,995
SGS SA	72,614	154,391,533
		607,248,010

Trading Companies & Distributors—4.3%
Brenntag AG	4,329,255	248,483,984
Bunzl plc	10,506,588	293,625,277
Travis Perkins plc	11,028,355	208,416,489
Wolseley plc	4,180,701	255,109,845
		1,005,635,595

Information Technology—15.4%
Communications Equipment—1.0%
Nokia OYJ	43,358,909	221,766,319

Electronic Equipment, Instruments, & Components—3.0%
Hoya Corp.	4,858,010	220,027,969
Keyence Corp.	882,842	341,696,392
Spectris plc	4,517,003	136,259,830
		697,984,191

Internet Software & Services—0.6%
United Internet AG	3,654,594	150,508,367

IT Services—1.4%
Amadeus IT Group SA, Cl. A	5,302,604	246,757,191
Atos SE	735,690	86,944,739
		333,701,930

Semiconductors & Semiconductor Equipment—4.0%
ASML Holding NV	2,170,736	263,389,984
Infineon Technologies AG	27,464,728	488,966,065

2        OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
STMicroelectronics NV	11,771,920	$179,678,622
		932,034,671

Software—5.4%
Dassault Systemes SE	3,050,453	246,432,428
Gemalto NV	2,938,295	176,543,825
SAP SE	4,726,434	440,653,119
Temenos Group AG1,2	4,878,182	377,049,527
		1,240,678,899

Materials—4.8%
Chemicals—2.6%
Essentra plc[1]	21,124,239	142,700,337
Novozymes AS, Cl. B	5,303,711	204,165,833
Sika AG	44,479	250,516,720
		597,382,890

Construction Materials—1.0%
James Hardie Industries plc	15,069,100	224,904,651

Containers & Packaging—1.2%
CCL Industries, Inc., Cl. B	1,337,379	284,261,004

Telecommunication Services—5.9%
Diversified Telecommunication Services—5.0%
BT Group plc	44,195,555	179,487,488
Iliad SA	1,284,310	265,596,734
Inmarsat plc	13,634,311	120,461,953
Nippon Telegraph & Telephone Corp.	9,958,300	421,290,327
Telstra Corp. Ltd.	42,402,875	156,572,477
		1,143,408,979

	Shares	Value
Wireless Telecommunication Services—0.9%
Vodafone Group plc	85,637,999	$214,667,650
Total Common Stocks
(Cost $18,539,060,233)		22,299,284,896

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $843,860)	17,213,928	2,569,753

	Units
Rights, Warrants and Certificates—0.0%
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[2] (Cost $264,716)	1,118,385	112

	Shares
Investment Company—3.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.50%[1,3] (Cost $804,659,776)	804,659,776	804,659,776

Total Investments,at Value (Cost $19,344,828,585)	99.8%	23,106,514,537

Net Other Assets (Liabilities)	0.2	35,723,534

Net Assets	100.0%	$23,142,238,071

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares			Shares
	November 30,	Gross	Gross	February 28,
	2016	Additions	Reductions	2017
Aalberts Industries NV	8,824,559	—	—	8,824,559
Aryzta AG	4,704,493	—	4,704,493	—
Dignity plc	4,756,330	—	—	4,756,330
Dollarama, Inc.[a]	6,016,011	—	585,967	5,430,044
Domino’s Pizza Group plc	49,301,541	—	—	49,301,541

3        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

(Continued)

	Shares					Shares
	November 30,	Gross		Gross		February 28,
	2016	Additions		Reductions		2017

Essentra plc	21,124,239	—		—		21,124,239
Hudson’s Bay Co.	13,718,293	—		13,718,293		—
NEX Group plc	—	38,701,288	[b]	16,586,267	[b]	22,115,021
Oppenheimer Institutional Government Money Market Fund, Cl. E	386,128,170	1,564,647,130		1,146,115,524		804,659,776
Prosegur Cia de Seguridad SA	42,959,827	—		—		42,959,827
SPAR Group Ltd. (The)	14,569,545	—		—		14,569,545
Technicolor SA	33,477,250	—		—		33,477,250
Temenos Group AG	4,878,182	—		—		4,878,182
TP ICAP plc (formerly ICAP plc)	38,701,288	30,228,329	[b]	38,701,288	[b]	30,228,329
William Hill plc[a]	49,007,881	659,092		31,057,816		18,609,157

						Realized Gain
		Value		Income		(Loss)

Aalberts Industries NV		$304,551,968		$—		$—
Aryzta AG		—		1,186,403		(138,417,823)
Dignity plc		153,281,214		—		—
Dollarama, Inc.[a]		—	[c]	384,684		13,965,382
Domino’s Pizza Group plc		234,980,464		—		—
Essentra plc		142,700,337		—		—
Hudson’s Bay Co.		—		429,518		(139,307,332)
NEX Group plc		159,239,530		—		—
Oppenheimer Institutional Government Money Market Fund, Cl. E		804,659,776		635,432		—
Prosegur Cia de Seguridad SA		248,194,363		4,723,567		—
SPAR Group Ltd. (The)		198,312,039		3,759,709		—
Technicolor SA		140,181,051		—		—
Temenos Group AG		377,049,527		—		—
TP ICAP plc (formerly ICAP plc)		183,422,896		96,659,804		—
William Hill plc[a]		—	[c]	—		(90,578,618)

Total		$2,946,573,165		$107,779,117		$(354,338,391)

a. No longer an affiliate as of February 28, 2017.

b. All or a portion are the result of a corporate action.

c. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$4,539,906,437	19.6%
France	3,707,834,912	16.0
Switzerland	2,626,721,121	11.4
Germany	2,020,537,456	8.7
Japan	1,706,385,730	7.4
Netherlands	1,399,875,960	6.1
Canada	1,226,945,199	5.3

4        OPPENHEIMER INTERNATIONAL GROWTH FUND

Geographic Holdings (Continued)	Value	Percent
United States	$1,161,196,731	5.0%
Denmark	1,081,723,071	4.7
Spain	938,203,148	4.1
Australia	726,066,822	3.1
Sweden	478,535,526	2.1
India	459,481,154	2.0
Ireland	224,904,651	1.0
Finland	221,766,319	1.0
Thailand	219,197,240	0.9
South Africa	198,312,039	0.9
Belgium	168,918,362	0.7
Hong Kong	2,659	0.0

Total	$23,106,514,537	100.0%

5        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official

6        OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

7        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

8        OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$774,685,390	$4,336,814,568	$—	$5,111,499,958
Consumer Staples	524,535,648	2,189,090,115	—	2,713,625,763
Energy	—	409,229,591	—	409,229,591
Financials	129,612,070	712,522,893	—	842,134,963
Health Care	—	2,551,724,158	2,659	2,551,726,817
Industrials	—	4,629,768,253	—	4,629,768,253
Information Technology	—	3,576,674,377	—	3,576,674,377
Materials	284,261,004	822,287,541	—	1,106,548,545
Telecommunication Services	—	1,358,076,629	—	1,358,076,629
Preferred Stock	2,569,753	—	—	2,569,753
Rights, Warrants and Certificates	—	112	—	112
Investment Company	804,659,776	—	—	804,659,776

Total Assets	$2,520,323,641	$20,586,188,237	$2,659	$23,106,514,537

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out	Transfers into
	of Level 1*	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(1,065,522,772)	$1,065,522,772
Consumer Staples	(160,459,973)	160,459,973
Financials	(217,800,442)	217,800,442
Health Care	(410,604,449)	410,604,449
Industrials	(485,333,953)	485,333,953
Information Technology	(486,675,924)	486,675,924
Materials	(320,608,382)	320,608,382
Telecommunication Services	(184,651,210)	184,651,210

Total Assets	$(3,331,657,105)	$3,331,657,105

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than

9        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

10        OPPENHEIMER INTERNATIONAL GROWTH FUND

4. Investments and Risks (Continued)

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

11        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$19,394,636,341

Gross unrealized appreciation	$6,422,485,880
Gross unrealized depreciation	(2,710,607,684)

Net unrealized appreciation	$3,711,878,196

12        OPPENHEIMER INTERNATIONAL GROWTH FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/13/2017